UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2023
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AKEBIA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 871-2098
N/A
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2023, David A. Spellman, Senior Vice President, Chief Financial Officer, Treasurer, principal financial officer and principal accounting officer of Akebia Therapeutics, Inc. (the “Company”), notified the Company of his intent to resign. Mr. Spellman is expected to continue in his current role until June 23, 2023 (the “Transition Date”).

On June 12, 2023, the Company announced that Ellen Snow will succeed Mr. Spellman as the Company’s Senior Vice President, Chief Financial Officer, Treasurer, principal financial officer and principal accounting officer, effective July 17, 2023 (the “Effective Date”). John Butler, the Company’s President and Chief Executive Officer, will act as interim principal financial officer and principal accounting officer from the Transition Date until the Effective Date.

The Company anticipates entering into a separation agreement (the “Separation Agreement”) with Mr. Spellman pursuant to which he will be eligible to receive certain payments and benefits consistent with his Executive Severance Agreement dated June 29, 2020. The Company anticipates that, pursuant to the terms of the Separation Agreement, Mr. Spellman will be entitled to receive, in addition to any amounts earned or accrued but unpaid as of the Transition Date, 12 months of base salary continuation and, provided he timely elects COBRA coverage, up to 12 months of reimbursement of a portion of his and his dependents’ health and dental COBRA premiums to the same extent as if he remained employed. In addition, Mr. Spellman’s unvested equity and equity-based awards will remain outstanding and continue to vest in accordance with their terms during his severance period, as if he had remained employed during that time. The severance payments and benefits described above will be conditioned upon Mr. Spellman’s timely execution and non-revocation of a general release of claims in the Company’s favor, as well as continued compliance with the restrictive covenants agreement prohibiting certain competitive behaviors and disparagement of the Company during employment and for one year following termination.

In connection with Ms. Snow’s appointment, the Company entered into an offer letter with Ms. Snow, which provides for Ms. Snow’s at-will employment for an indefinite term (the “Offer Letter”). Pursuant to the Offer Letter, Ms. Snow will receive a base salary of $450,000 a year and will have an individual annual bonus target of 45% of her base salary. Ms. Snow will be granted options to purchase 560,000 shares of the Company’s common stock (the “Options”) and 370,000 restricted stock units (the “RSUs”), effective as of July 31, 2023. The Options will be granted consistent with Nasdaq Listing Rule 5635(c)(4), have an exercise price equal to the closing price of the Company’s common stock on The Nasdaq Capital Market on the date of grant and will vest over a four-year period, with 25% of the underlying shares vesting on the first anniversary of the date of grant and the remaining 75% of the underlying shares vesting in equal quarterly installments thereafter. The RSUs will be granted under the Company’s 2023 Stock Incentive Plan and will vest over a three-year period, with one-third of the shares vesting on the first, second and third anniversary of the date of grant. In addition, the Company will enter into an Indemnification Agreement and an Executive Severance Agreement with Ms. Snow, the terms of each of which are consistent with the forms of Indemnification Agreement and Executive Severance Agreement described in the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2023, such descriptions being incorporated herein by reference and qualified in their entirety by the full text of the form of Indemnification Agreement, which was filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2018, and the full text of the form of Executive Severance Agreement, which was filed as Exhibit 10.27 to the Company’s Registration Statement on Form S-1 (as amended) filed with the SEC on March 4, 2014, respectively.

Ms. Snow, age 51, has served as the Chief Accounting Officer and Principal Accounting Officer of Pear Therapeutics, Inc., a digital therapeutics company, since March 2021. Prior to joining Pear Therapeutics, Inc., Ms. Snow served as the Chief Accounting Officer and Principal Accounting Officer of AlerisLife Inc., a senior living and lifestyle services company, formerly known as Five Star Senior Living Inc., from April 2019 to March 2021. From October 2016 to December 2018, Ms. Snow served as the Vice President of Finance and Corporate Controller of Anika Therapeutics, Inc., a global joint preservation company. Prior to joining Anika Therapeutics, Inc., Ms. Snow served in various positions at Benchmark Senior Living, Bain Willard Companies, L.P., PricewaterhouseCoopers LLP and Ernst & Young LLP and as a financial consultant. Ms. Snow is a C.P.A. and holds a B.S. in Business Administration with a concentration in accounting from Merrimack College. She also completed the High Potentials Leadership Program at Harvard Business School.

Mr. Butler, age 59, has served as a member of our Board of Directors since July 2013 and was appointed as the President and Chief Executive Officer of Akebia in September 2013. Prior to joining Akebia, from 2011 until 2013, Mr. Butler served as the Chief Executive Officer of Inspiration Biopharmaceuticals, Inc. From 1997 to 2011, Mr. Butler held various positions at Genzyme Corporation, now Sanofi Genzyme, or Genzyme, most recently serving as President of the company’s rare genetic diseases business. From 2002 until 2010, Mr. Butler led Genzyme’s renal division. Prior to his work at Genzyme, Mr. Butler held sales and marketing positions at Amgen Inc. and Hoffmann-La Roche. Mr. Butler currently serves on the board of directors of Zynerba Pharmaceuticals, Inc. From 2013 to 2016, Mr. Butler served on the board of directors of Relypsa, Inc. From 2015 to 2017, Mr. Butler served on the Board of Directors of Keryx and was Chairman of Keryx’s Board of Directors from 2016 to 2017. Mr. Butler is Chair of Kidney Care Partners and formerly served as a Chairman of the Board of Trustees of the American Kidney Fund. Mr. Butler received a B.A. in chemistry from Manhattan College and an M.B.A. degree from Baruch College, City University of New York.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: June 13, 2023	By:	/s/ John P. Butler
Name: John P. Butler
Title: President and Chief Executive Officer